UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


                 Investment Company Act file number: 811-9098

                       AMERICAN BEACON MASTER TRUST
              (Exact name of registrant as specified in charter)

                    4151 Amon Carter Boulevard, MD 2450
                          Fort Worth, Texas 76155
            (Address of principal executive offices)-(Zip code)

                        WILLIAM F. QUINN, PRESIDENT
                    4151 Amon Carter Boulevard, MD 2450
                          Fort Worth, Texas 76155
                  (Name and address of agent for service)

      Registrant's telephone number, including area code: (817) 967-3509

                  Date of fiscal year end: October 31, 2005

                  Date of reporting period: October 31, 2005


ITEM 1. REPORT TO STOCKHOLDERS.

    G U I D A N C E     |      V I S I O N      |      E X P E R I E N C E



[AMERICAN BEACON FUNDS LOGO]


ANNUAL REPORT

[PHOTO]


OCTOBER 31, 2005

INTERNATIONAL EQUITY FUND




Formerly known as the
American AAdvantage Funds

About American Beacon Advisors
--------------------------------

Since 1986, American Beacon
Advisors has offered a variety
of products and investment
advisory services to numerous
institutional and retail
clients, including a variety of
mutual funds, corporate cash
management, and separate account
management.

Our clients include defined
benefit plans, defined
contribution plans, foundations,
endowments, corporations,
financial planners, and other
institutional investors. With
American Beacon Advisors, you
can put the experience of a
multi-billion dollar asset
management firm to work for your
company.


                                                Contents
                                                -----------------------------------------------
                                                President's Message...........               1
                                                Market and Performance
                                                   Overview...................               2
                                                Schedule of Investments.......               20
                                                Additional Information...............Back Cover

Any opinions herein, including forecasts, reflect our judgement as of the end of the reporting period and are subject to change. Each advisor's strategies and each Fund's portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

Investing in foreign equities entails additional risk not associated with domestic equities, such as currency fluctuations, economic and political instability and differences in accounting standards.

American Beacon Funds                                           October 31, 2005

(BILL QUINN PICTURE)

                                                      FELLOW SHAREHOLDERS,

                                                      I am pleased to present
                                                      you with the Annual Report
                                                      for the American Beacon
                                                      International Equity Fund
                                                      for the twelve months
                                                      ended October 31, 2005. As
                                                      investors faced increasing
                                                      oil prices, rising
                                                      interest rates and
                                                      devastating natural
                                                      disasters internationally,
                                                      most financial markets
                                                      experienced modest growth.
                                                      The exception to this rule
                                                      was the strong performance
                                                      of international markets.
                                                      The Dow Jones Industrial
                                                      Average posted gains of
                                                      6.5%, the S&P 500 Index
                                                      increased by 8.7% and the
MSCI EAFE Index returned 18.1%. The American Beacon International Equity Fund posted strong performance as the Institutional Class recorded a gain of 15.0% for the year.

     Please review the enclosed market overviews, portfolio listings and detailed financial data. As always, we welcome the opportunity to serve your financial needs. To obtain further details about the American Beacon Funds family or access your account information, please visit our web site at www.americanbeaconfunds.com. Thank you for your continued confidence in the American Beacon International Equity Fund.

                                            Sincerely,

                                            /s/ WILLIAM F. QUINN
                                            William F. Quinn
                                            President, American Beacon Funds

Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and may differ from current performance. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009.

INTERNATIONAL EQUITY MARKET OVERVIEW

--------------------------------------------------------------------------------

International equities continued to outperform U.S. equities in the twelve-months ending October 31, 2005 with the MSCI EAFE index up +18.1 percent in U.S. dollar terms vs. +8.7 percent for the S&P 500. Returns were even greater for international equities in local currency terms as the dollar appreciated considerably against most major currencies during this period. The dollar gained approximately 9.1 percent vs. the Japanese Yen, 6.3 percent vs. the Euro and 3.7 percent vs. the British Pound. The main driver for the dollar's performance was the widening interest rate differential between the U.S. and other regions as the Federal Reserve continued to raise the short-term Fed Funds rate to 4 percent, while the European Central Bank kept short-term rates at a six-decade low of 2 percent. Japan kept rates at essentially zero and the Bank of England actually lowered rates once.

     Stocks rose sharply at the end of 2004 as oil prices eased, alleviating concerns that higher energy costs would restrain earnings and economic growth. The rally started right after the U.S. presidential election, as uncertainty over the election's outcome was lifted. On a regional basis, markets in the 12-country euro region, were among the index's best performers for the quarter, led by Austria, France, and Germany. U.K. stocks trailed other euro regions due to declines in energy shares, as oil prices fell, and to losses experienced by drug makers after Merck & Co. recalled its Vioxx painkiller. Japanese stocks also lagged, as Japan's economy stalled and the yen reached a four-year high late in 2004.

     After concerns regarding global growth emerged in the first half of 2005, international stocks later rebounded as investors became more confident that companies' profit forecasts could withstand record energy prices. Energy stocks outpaced the market as the price of oil briefly topped $70 per barrel after hurricanes Katrina and Rita devastated the Gulf shores, crippling U.S. oil production and refining in the area. Growth in the European economies appeared to be improving. In Germany, business confidence rose to a new high in September. Unemployment in Italy reached a new low, and consumer spending in France was strong. European multi-national corporations have benefited from a weak euro in 2005, making their goods more attractive abroad.

     Japanese stocks were among the best performers, as investors cheered the reelection of Prime Minister Koizumi and the reshuffling of his cabinet. Many feel that Koizumi's strong showing in the polls has given him a clear mandate to continue the restructuring of the Japanese economy, including privatization of the postal savings system. There is also increasing optimism that deflation is near an end with land prices in Tokyo rising for the first time in fifteen years and speculation that the Bank of Japan will soon end its zero interest rate policy. Japanese banks would be one of the biggest beneficiaries of higher interest rates, as well as lower delinquencies and greater loan volumes as a result of the improving economy. Investors have also been encouraged that consumer and capital spending are fueling an economic rebound in Japan, rather than exports and government outlays.

     The combination of a global economic recovery and extremely accommodative monetary policy around the world has led to significant outperformance of the riskier parts of the global equity markets, such as small stocks, deeply cyclical companies, and emerging markets stocks. As the economic recovery matures, and central banks in many parts of the world tighten monetary policy, we will watch for investors to rotate into larger, more consistently profitable companies. The outperformance of smaller stocks has already begun to moderate in the United States and this trend may spread internationally going forward.

PERFORMANCE OVERVIEW
AMERICAN BEACON INTERNATIONAL EQUITY FUND(SM)
October 31, 2005 (Unaudited)
--------------------------------------------------------------------------------

     The Institutional Class of the International Equity Fund returned 15.04% for the twelve months ended October 31, 2005. The Fund underperformed the MSCI EAFE Index (the "Index") return of 18.09% and the Lipper International Funds Index return of 18.91%.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 10/31/95 THROUGH 10/31/05
(PERFORMANCE GRAPH)

                                                                              LIPPER INTERNATIONAL
                                                   INSTITUTIONAL CLASS             FUNDS INDEX               MSCI EAFE INDEX
                                                   -------------------        --------------------           ---------------
10/95                                                     10000                       10000                       10000
10/96                                                     11727                       11262                       11047
10/97                                                     13965                       12768                       11558
10/98                                                     14550                       13360                       12674
10/99                                                     17457                       16438                       15593
10/00                                                     17869                       17005                       15140
10/01                                                     14913                       12907                       11366
10/02                                                     13346                       11582                        9865
10/03                                                     17564                       14655                       12532
10/04                                                     21515                       17082                       14893
10/05                                                     24750                       20313                       17587

                             ANNUALIZED TOTAL RETURNS
                            ---------------------------   VALUE OF
                              PERIODS ENDED 10/31/05       $10,000
                            ---------------------------   10/31/95-
                            1 YEAR   5 YEARS   10 YEARS   10/31/05
                            ------   -------   --------   ---------
Institutional Class(1)....  15.04%    6.73%      9.49%     $24,750
PlanAhead Class(1)........  14.73%    6.54%      9.24%     $24,200
AMR Class(1)..............  15.32%    6.98%      9.77%     $24,024
Service Class(1,2)........  14.45%    6.38%      9.16%     $25,403
Lipper Int'l. Funds
 Index....................  18.91%    3.62%      7.37%     $20,313
MSCI EAFE Index...........  18.09%    3.04%      5.81%     $17,587

1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and may differ from current performance. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2. Fund performance for the five-year and ten-year periods represents the total returns achieved by the PlanAhead Class from 4/30/95 up to 5/1/03, the inception date of the Service Class, and the returns of the Service Class since its inception. Expenses of the Service Class are higher than those of the PlanAhead Class. As a result, total returns shown may be higher than they would have been had the Service Class been in existence since 4/30/95.

     The Fund underperformed the Index over the past fiscal year primarily due to unfavorable country allocation and stock selection. However, timing differences in currency pricing between the Fund (4 p.m. Eastern time) and the Index (4 p.m. London time), and Fund expenses also negatively impacted the Fund relative to the Index.

     From a country perspective, poor stock selections, particularly in Finland and Japan, more than offset strong selections in countries including the United Kingdom. In Finland, Stora Enso dropped 6.5% while UPM-Kymmene only gained 2.5% for the time period. Investments in Seiko Epson Corporation (down 40.1%), Konica Minolta Holdings (down 37.4%) and Sony Corporation (down 6.8%) hampered the Fund's performance in Japan. The poor stock selection was somewhat offset by owning UK stocks British American Tobacco Industries (up 52.9%), BAE Systems (up 38.8%) and GlaxoSmithKline (up 27.9%). In addition, underweighting Australia (up 25.0%) and overweighting the two worst performing EAFE markets, Portugal (down 0.3%) and Ireland (up 2.3%), detracted value during the time period.

     Unlike country attribution, all of the value detracted from a sector perspective was due to stock selection as sector allocation was slightly positive. Stock selection was particularly weak in Materials, Financials and Information Technology. Within the Materials sector, in addition to weak performance by Stora Enso and Upm-Kymmene, Alcan also performed poorly. Financial firms Royal Bank of Scotland Group and HSBC Holdings detracted from results while investments in Konica Minolta Holdings and Celestica hurt performance in the Information Technology sector. On a more positive note, the Fund did add value by underweighting Information Technology, the worst sector for the period, which gained just 3.5%.

     Although economic and market conditions vary from period to period, the Fund's primary strategy remains consistent as it focuses on investing in undervalued companies with above-average earnings growth expectations.

PERFORMANCE OVERVIEW
AMERICAN BEACON INTERNATIONAL EQUITY FUND(SM) -- CONTINUED
October 31, 2005 (Unaudited)
--------------------------------------------------------------------------------

TOP TEN HOLDINGS

                                                      % OF
                                                   NET ASSETS
                                                   ----------
GlaxoSmithKline plc                                   2.4%
Royal Bank of Scotland Group plc                      2.1%
Sanofi-Synthelabo                                     1.9%
Total S.A.                                            1.8%
Vodafone Group plc                                    1.6%
BAE Systems plc                                       1.4%
BNP Paribas S.A.                                      1.4%
France Telecom S.A.                                   1.4%
Koninklijke (Royal) Philips Electronics N.V.          1.3%
Nestle SA                                             1.3%

SECTOR ALLOCATION

                                                      % OF
                                                    EQUITIES
                                                    --------
Financials                                            26.0%
Consumer Discretionary                                12.9%
Industrials                                           11.7%
Telecommunication Services                             9.6%
Health Care                                            8.7%
Energy                                                 8.4%
Consumer Staples                                       8.2%
Information Technology                                 5.5%
Materials                                              5.4%
Utilities                                              3.7%

REGIONAL ALLOCATION*
(PIE CHART)

EUROPE                                                 PACIFIC RIM                NORTH AMERICA              CENTRAL AMERICA
------                                                 -----------                -------------              ---------------
71                                                        27.1                         1.7                         0.2

*   Allocation based upon gross investments in American Beacon
    Master Services International Equity Portfolio.

FUND EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as redemption fees, and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2005 through October 31, 2005.

ACTUAL EXPENSES

     The "Actual" lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. Shareholders of the PlanAhead and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The "Hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values

PERFORMANCE OVERVIEW
AMERICAN BEACON INTERNATIONAL EQUITY FUND(SM) -- CONTINUED
October 31, 2005 (Unaudited)
--------------------------------------------------------------------------------

and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the PlanAhead and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as redemption fees. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Hypothetical" lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

                           BEGINNING    ENDING      EXPENSES PAID
                            ACCOUNT     ACCOUNT    DURING PERIOD*
                             VALUE       VALUE         5/1/05-
                            5/1/05     10/31/05       10/31/05
                           ---------   ---------   ---------------
INSTITUTIONAL CLASS
Actual                     $1,000.00   $1,066.57        $3.58
Hypothetical               $1,000.00   $1,021.74        $3.50
  (5% return before expenses)
PLANAHEAD CLASS
Actual                     $1,000.00   $1,065.06        $4.92
Hypothetical               $1,000.00   $1,020.44        $4.81
  (5% return before expenses)
AMR CLASS
Actual                     $1,000.00   $1,067.21        $2.22
Hypothetical               $1,000.00   $1,023.06        $2.17
  (5% return before expenses)
SERVICE CLASS
Actual                     $1,000.00   $1,063.47        $6.18
Hypothetical               $1,000.00   $1,019.21        $6.05
  (5% return before expenses)

* Expense amounts are inclusive of the Fund's proportionate share of expenses of the American Beacon Master Trust International Equity Portfolio. Expenses are equal to the Fund's annualized expense ratios for the six-month period of 0.69%, 0.94%, 0.43%, 1.19%, for the Institutional, PlanAhead, AMR, and Service Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

AMERICAN BEACON INTERNATIONAL EQUITY FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
October 31, 2005
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of American Beacon International Equity Fund:

     We have audited the accompanying statement of assets and liabilities of American Beacon International Equity Fund (the "Fund"), a fund comprising the American Beacon Funds (formerly known as the American AAdvantage International Equity Fund and the American AAdvantage Funds, respectively) as of October 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon International Equity Fund at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                         (ERNST & YOUNG LLP)

Chicago, Illinois
December 21, 2005

--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2005 (in thousands, except share and per share amounts)
--------------------------------------------------------------------------------

ASSETS:
    Investments in Portfolio, at value......................  $ 2,296,913
    Receivable for fund shares sold.........................        2,819
                                                              -----------
        TOTAL ASSETS........................................    2,299,732
                                                              -----------
LIABILITIES:
    Payable for fund shares redeemed........................          691
    Administrative service and service fees payable.........          388
    Other liabilities.......................................          359
                                                              -----------
        TOTAL LIABILITIES...................................        1,438
                                                              -----------
NET ASSETS..................................................  $ 2,298,294
                                                              ===========
ANALYSIS OF NET ASSETS:
    Paid-in-capital.........................................  $ 1,775,769
    Undistributed net investment income.....................       38,005
    Accumulated net realized gain (loss)....................      132,556
    Unrealized appreciation (depreciation) of investments,
     futures contracts and foreign currency.................      351,964
                                                              -----------
NET ASSETS..................................................  $ 2,298,294
                                                              ===========
Shares outstanding (no par value):
    Institutional Class.....................................   61,305,014
                                                              ===========
    PlanAhead Class.........................................   26,977,017
                                                              ===========
    Service Class...........................................      144,951
                                                              ===========
    AMR Class...............................................   21,214,486
                                                              ===========
Net asset value, offering and redemption price per share:
    Institutional Class.....................................  $     20.98
                                                              ===========
    PlanAhead Class.........................................  $     20.79
                                                              ===========
    Service Class...........................................  $     20.61
                                                              ===========
    AMR Class...............................................  $     21.12
                                                              ===========

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
STATEMENT OF OPERATIONS
Year Ended October 31, 2005 (in thousands)
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM THE PORTFOLIO:
    Investment income (net of foreign taxes of $8,849)......  $ 62,469
    Expenses................................................    (8,756)
                                                              --------
        NET INVESTMENT INCOME ALLOCATED FROM THE
        PORTFOLIO...........................................    53,713
                                                              --------
FUND EXPENSES:
    Administrative service fees (Note 2):
      Institutional Class...................................     2,960
      PlanAhead Class.......................................     1,163
      Service Class.........................................         6
    Transfer agent fees:
      Institutional Class...................................       186
      PlanAhead Class.......................................        97
      Service Class.........................................         1
      AMR Class.............................................        14
    Professional fees.......................................        47
    Registration fees and expenses..........................       120
    Service fees:
      PlanAhead Class (Note 2)..............................     1,163
      Service Class (Note 2)................................         6
    Distribution fees -- Service Class (Note 2).............         6
    Prospectus and shareholder reports......................       405
    Other expenses..........................................        16
                                                              --------
        TOTAL FUND EXPENSES.................................     6,190
                                                              --------
NET INVESTMENT INCOME.......................................    47,523
                                                              --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ALLOCATED
  FROM THE PORTFOLIO:
    Net increase from payments by affiliates (Note 2).......       902
    Net realized gain.......................................   185,926
    Change in net unrealized gain...........................    44,556
                                                              --------
        NET GAIN (LOSS) ON INVESTMENTS ALLOCATED FROM THE
        PORTFOLIO...........................................   231,384
                                                              --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $278,907
                                                              ========

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS (IN THOUSANDS)
--------------------------------------------------------------------------------

                                                                 YEAR ENDED OCTOBER 31,
                                                              ----------------------------
                                                                   2005            2004
                                                              --------------    ----------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income...................................    $   47,523      $   25,715
    Net realized gain (loss) on investments, futures
     contracts, and foreign currency transactions...........       186,828**       111,748
    Change in unrealized gain allocated from the
     Portfolio..............................................        44,556         153,263
                                                                ----------      ----------
        NET INCREASE IN NET ASSETS RESULTING FROM
        OPERATIONS..........................................       278,907         290,726
                                                                ----------      ----------
DISTRIBUTIONS TO SHAREHOLDERS:
    Net investment income:
      Institutional Class...................................       (13,529)        (19,224)
      PlanAhead Class.......................................        (4,004)         (4,201)
      Service Class.........................................           (22)             --
      AMR Class.............................................        (7,644)         (9,135)
                                                                ----------      ----------
        NET DISTRIBUTIONS TO SHAREHOLDERS...................       (25,199)        (32,560)
                                                                ----------      ----------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares...........................       766,799         670,346
    Reinvestment of dividends and distributions.............        22,373          28,865
    Cost of shares redeemed.................................      (545,309)       (379,293)
    Redemption fees.........................................            58              21
                                                                ----------      ----------
        NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
        SHARE TRANSACTIONS..................................       243,921         319,939
                                                                ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS.......................       497,629         578,105
                                                                ----------      ----------
NET ASSETS:
    Beginning of period.....................................     1,800,665       1,222,560
                                                                ----------      ----------
    END OF PERIOD*..........................................    $2,298,294      $1,800,665
                                                                ==========      ==========
    *  Includes undistributed net investment income (loss)
     of.....................................................    $   33,121      $   10,007
                                                                ==========      ==========
    ** Includes $902 payment by affiliate (Note 2).

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 2005
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     American Beacon Funds (the "Trust"), formerly known as the American AAdvantage Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a no load, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon International Equity Fund, a series of the Trust.

     American Beacon Advisors, Inc. (the "Manager"), formerly known as AMR Investment Services, Inc., is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

     The American Beacon International Equity Fund (the "Fund"), formerly known as the American AAdvantage International Equity Fund, invests all of its investable assets in the International Equity Portfolio (the "Portfolio") of the American Beacon Master Trust, formerly known as the AMR Investment Services Trust International Equity Portfolio, which has the same investment objectives as the Fund. The Portfolio is an open-end management investment company registered under the Act. The value of the investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. At October 31, 2005 the Fund's investment was 96.0% of the Portfolio.

     The financial statements of the Portfolio, including Notes to Financial Statements, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Notes to Financial Statements of the Portfolio include a discussion of investment valuation, security transactions and investment income, the management agreement and securities lending.

  Class Disclosure

     The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

CLASS:                                       OFFERED TO:                            SERVICE AND DISTRIBUTION FEES:
------                                       -----------                            ------------------------------
INSTITUTIONAL CLASS  Investors making an initial investment of $2 million         Administrative Service        0.25%
                                                                                  Fee --
PLANAHEAD CLASS      General public and investors investing through an            Administrative Service        0.25%
                     intermediary                                                 Fee --                        0.25%
                                                                                  Service Fee --
SERVICE CLASS        Investors investing through an intermediary                  Administrative Service        0.25%
                                                                                  Fee --                        0.25%
                                                                                  Service Fee --                0.25%
                                                                                  Distribution Fee --
AMR CLASS            Investors in the tax-exempt retirement and benefit plans of  N/A
                     AMR Corporation and its affiliates

     Investment income, net capital gains (losses) and all expenses incurred by the Fund are allocated based on the relative net assets of each class, except for service fees and certain other fees and expenses related solely to one class of shares.

  Security Valuation

     The Fund records its investment in the Portfolio at fair value. Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

 Redemption Fees

     The Fund imposes a 2% redemption fee on certain Institutional, PlanAhead and Service Class shares held for less than 30 days. The fee is deducted from the redemption proceeds and is intended to offset the trading costs, market impact and other costs associated with short-term trading activity in the Fund. The "first-in, first-out" method is used to determine the holding period.

 Investment Income

     The Fund records its share of net investment income and realized and unrealized gain (loss) in the Portfolio each day. All net investment income and realized and unrealized gain (loss) of the Portfolio is allocated pro rata among the Fund and other investors in the Portfolio at the time of such determination.

  Dividends to Shareholders

     Dividends from net investment income of the Fund normally will be declared and paid annually. Distributions, if any, of net realized capital gains are generally paid annually and recorded on the ex-dividend date.

  Allocation of Income, Expenses, Gains and Losses

     Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

  Use of Estimates

     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

  Other

     Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust's maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.   TRANSACTIONS WITH AFFILIATES

  Administrative Services Agreement

     The Manager and the Trust entered into an Administrative Services Agreement that obligates the Manager to provide or oversee administrative and management services to the Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager

--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

receives an annualized fee of .25% of the average daily net assets of the Institutional, PlanAhead and Service Classes of the Fund.

  Distribution Plans

     The Trust, except for the Service Class of the Funds, has adopted a "defensive" Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which no fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Trust does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Trust shares.

     A separate Distribution Plan (the "Distribution Plan") has been adopted pursuant to Rule 12b-1 under the Act for the Service Class of the Fund. Under the Distribution Plan, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Service Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

  Service Plans

     The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the PlanAhead and Service Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.25% of the average daily net assets of the PlanAhead and Service Classes of the Fund.

  Other

     Certain officers or Trustees of the Trust are also current or former officers or employees of the Manager or American. The Trust makes no direct payments to its officers. Mr. Feld and the non-interested Trustees (other than Mr. O'Sullivan) and their spouses are provided free unlimited air transportation on American. Retired Trustees and their spouses are provided free air transportation on American, up to a maximum annual value of $40,000. The Trust compensates each Trustee with payments in an amount equal to the Trustee's income tax on the value of this free airline travel. Mr. O'Sullivan, as a retiree of American, already receives flight benefits. Mr. O'Sullivan receives an annual retainer of $40,000 plus $1,250 for each Board meeting attended. At October 31, 2005, AMR Corporation and subsidiary companies and Employee Benefit Trusts thereof owned 100% of AMR Class shares of the Fund.

     During the period ended October 31, 2005, subadvisors voluntarily reimbursed the Portfolio for certain losses totaling $941,000. A $383,000 reimbursement was made to compensate the Portfolio for a loss associated with a rights offering that expired. The shares that would have been acquired through a full exercise of the rights were subsequently purchased on the open market. The subadvisor reimbursed the Portfolio for the appreciation of the shares over the exercise price, transaction costs and foreign exchange costs incurred in making this purchase in the open market. A $558,000 reimbursement was made to compensate the Portfolio for a loss associated with a security

--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

that violated investment restrictions. The reimbursement amount allocated to the Fund totaled $902,000 for the period and is reflected in the gain/loss section of the Statement of Operations.

  Interfund Lending Program

     Pursuant to an exemptive order by the SEC, the Fund, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating Funds. At October 31, 2005, the Fund had not utilized the credit facility.

3.   FEDERAL INCOME AND EXCISE TAXES

     It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income or excise tax provision is required.

     Dividends are determined in accordance with income tax regulations which may treat certain transactions differently than U.S. generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

     The tax character of distributions during the fiscal years ended October 31, 2005 and October 31, 2004 were as follows (in thousands):

                                                                 YEAR ENDED            YEAR ENDED
                                                              OCTOBER 31, 2005      OCTOBER 31, 2004
                                                              ----------------      ----------------
DISTRIBUTIONS PAID FROM:
ORDINARY INCOME
    Institutional Class.....................................      $13,529               $19,224
    PlanAhead Class.........................................        4,004                 4,201
    Service Class...........................................           22                    --
    AMR Class...............................................        7,644                 9,135
LONG-TERM CAPITAL GAIN
    Institutional Class.....................................           --                    --
    PlanAhead Class.........................................           --                    --
    Service Class...........................................           --                    --
    AMR Class...............................................           --                    --
                                                                  -------               -------
        TOTAL DISTRIBUTIONS PAID............................      $25,199               $32,560
                                                                  -------               -------

--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

     As of October 31, 2005, the components of distributable earnings were as follows (in thousands):

Cost basis of investments for federal income tax purposes...   $2,100,685
Unrealized appreciation.....................................      382,401
Unrealized depreciation.....................................      (38,421)
                                                               ----------
Net unrealized appreciation/(depreciation)..................      343,980
Undistributed ordinary income...............................       70,438
Undistributed long-term gain/(loss).........................      116,200
                                                               ----------
Distributable earnings......................................   $  530,618
                                                               ==========

     Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments, book amortization for premiums, and the realization for tax purposes of unrealized gains/(losses) on investments in passive foreign investment companies.

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

     Accordingly, the following amounts represent current year permanent differences that have been reclassified as of October 31, 2005 (in thousands):

Paid-in-capital.............................................  $    --
Undistributed net investment income.........................    4,884
Accumulated net realized gain (loss)........................   (4,884)
Unrealized appreciation (depreciation) of investments,
  futures contracts and foreign currency....................       --

     The Fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. During the year ended October 31, 2005, the fund utilized $33,901,000 of capital loss carryforwards.

--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

4.   CAPITAL SHARE TRANSACTIONS

     The tables below summarize the activity in capital shares for each Class of the Fund
(shares and dollars in thousands):

Year Ended October 31, 2005

                           INSTITUTIONAL CLASS       PLANAHEAD CLASS       SERVICE CLASS          AMR CLASS
                           --------------------    -------------------    ----------------   -------------------
                           SHARES      AMOUNT      SHARES     AMOUNT      SHARES    AMOUNT   SHARES     AMOUNT
                           -------    ---------    ------    ---------    ------    ------   -------   ---------
Shares sold............     16,308    $ 330,188    14,933    $ 299,953       162    $3,261     6,624   $ 133,397
Reinvestment of
  dividends............        543       10,788       199        3,920         1        22       383       7,643
Shares redeemed*.......    (11,284)    (228,220)   (5,111)    (103,087)      (59)   (1,188)  (10,557)   (212,756)
                           -------    ---------    ------    ---------    ------    ------   -------   ---------
Net increase in shares
  outstanding..........      5,567    $ 112,756    10,021    $ 200,786       104    $2,095    (3,550)  $ (71,716)
                           =======    =========    ======    =========    ======    ======   =======   =========

* Net of Redemption Fees

Year Ended October 31, 2004

                            INSTITUTIONAL CLASS      PLANAHEAD CLASS       SERVICE CLASS          AMR CLASS
                            -------------------    -------------------    ----------------   -------------------
                            SHARES     AMOUNT      SHARES     AMOUNT      SHARES    AMOUNT   SHARES     AMOUNT
                            ------    ---------    ------    ---------    ------    ------   -------   ---------
Shares sold.............    15,750    $ 270,812    12,974    $ 218,345        43    $  744    10,345   $ 180,445
Reinvestment of
  dividends.............       975       15,613       258        4,117        --        --       568       9,135
Shares redeemed*........    (7,712)    (131,052)   (7,839)    (128,653)       (3)      (54)   (6,917)   (119,513)
                            ------    ---------    ------    ---------    ------    ------   -------   ---------
Net increase in shares
  outstanding...........     9,013    $ 155,373     5,393    $  93,809        40    $  690     3,996   $  70,067
                            ======    =========    ======    =========    ======    ======   =======   =========

* Net of Redemption Fees

--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                                  INSTITUTIONAL CLASS
                                                              ------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------
                                                                 2005        2004(B)      2003(F)       2002      2001(E)
                                                              ----------    ----------    --------    --------    --------
Net asset value, beginning of period........................  $    18.47    $    15.46    $  12.10    $  13.77    $  17.95
                                                              ----------    ----------    --------    --------    --------
Income from investment operations:
Net investment income(A D)..................................        0.44          0.30        0.25        0.21        0.24
  Net gains (losses) on securities (both realized and
    unrealized)(D)..........................................        2.31          3.12        3.47       (1.62)      (2.96)
                                                              ----------    ----------    --------    --------    --------
Total income (loss) from investment operations..............        2.75          3.42        3.72       (1.41)      (2.72)
                                                              ----------    ----------    --------    --------    --------
Less distributions:
  Dividends from net investment income......................       (0.24)        (0.41)      (0.36)      (0.26)      (0.22)
  Distributions from net realized gains on securities.......          --            --          --          --       (1.24)
                                                              ----------    ----------    --------    --------    --------
Total distributions.........................................       (0.24)        (0.41)      (0.36)      (0.26)      (1.46)
                                                              ----------    ----------    --------    --------    --------
Redemption fees added to beneficial interest................          --(I)         --(I)       --(I)       --          --
                                                              ----------    ----------    --------    --------    --------
Net asset value, end of period..............................  $    20.98    $    18.47    $  15.46    $  12.10    $  13.77
                                                              ==========    ==========    ========    ========    ========
Total return................................................      15.04%        22.49%      31.61%      (10.51)%    (16.54)%
                                                              ==========    ==========    ========    ========    ========
Ratios and supplemental data:
  Net assets, end of period (in thousands)..................  $1,286,441    $1,029,272    $722,333    $537,476    $519,151
  Ratios to average net assets (annualized):
    Expenses, net of waivers(D).............................       0.70%         0.76%       0.79%       0.75%       0.78%
    Expenses, before waivers(D).............................       0.70%         0.76%       0.79%       0.75%       0.78%
    Net investment income, net of waivers(D)................       2.17%         1.69%       1.97%       1.56%       1.54%
    Net investment income (losses), before waivers(D).......       2.17%         1.69%       1.97%       1.56%       1.54%
  Portfolio turnover rate(C)................................         37%           36%         44%         43%         36%

---------------

(A) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.

(B) The Boston Company was added as an investment advisor to the International Equity Fund on September 27, 2004.

(C) The International Equity Fund invests all of its investable assets in its corresponding Portfolio. Portfolio turnover rate is that of the Portfolio.

(D) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the American Beacon Master Trust International Equity Portfolio.

(E) Causeway Capital Management, LLC replaced Merrill Lynch Investment Managers, L.P. as investment advisor to the International Equity Fund on August 31, 2001.

(F) Independence Investment LLC was removed as an investment advisor to the International Equity Fund on October 24, 2003.

(G)  Not annualized

(H) Portfolio turnover rate is for the period November 1, 2002 through October 31, 2003.

(I)  Amounts represent less than $0.01 per share.

(J)  Annualized.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                 SERVICE CLASS
                   PLANAHEAD CLASS                       ------------------------------
------------------------------------------------------      YEAR ENDED
                YEAR ENDED OCTOBER 31,                     OCTOBER 31,       MAY 1 TO
------------------------------------------------------   ----------------   OCTOBER 31,
      2005     2004(B)    2003(F)     2002     2001(E)    2005    2004(B)     2003(F)
    --------   --------   --------   -------   -------   ------   -------   -----------
    $  18.31   $  15.34   $  11.95   $ 13.58   $ 17.72   $18.24   $15.31    $    12.18
    --------   --------   --------   -------   -------   ------   ------    ----------
        0.41       0.26       0.22      0.15      0.19     0.37     0.30          0.09
        2.29       3.08       3.46     (1.56)    (2.92)    2.26     2.99          3.04
    --------   --------   --------   -------   -------   ------   ------    ----------
        2.70       3.34       3.68     (1.41)    (2.73)    2.63     3.29          3.13
    --------   --------   --------   -------   -------   ------   ------    ----------
       (0.22)     (0.37)     (0.29)    (0.22)    (0.17)   (0.26)   (0.36)           --
          --         --         --        --     (1.24)      --       --            --
    --------   --------   --------   -------   -------   ------   ------    ----------
       (0.22)     (0.37)     (0.29)    (0.22)    (1.41)   (0.26)   (0.36)           --
    --------   --------   --------   -------   -------   ------   ------    ----------
          --(I)       --(I)       --(I)      --      --      --(I)     --(I)         --(I)
    --------   --------   --------   -------   -------   ------   ------    ----------
    $  20.79   $  18.31   $  15.34   $ 11.95   $ 13.58   $20.61   $18.24    $    15.31
    ========   ========   ========   =======   =======   ======   ======    ==========
      14.73%     22.16%     31.62%    (10.57)%  (16.79)% 14.45%   21.88%        25.70%(G)
    ========   ========   ========   =======   =======   ======   ======    ==========
    $560,770   $310,540   $177,425   $99,636   $113,948  $2,987   $  739    $        1
       0.95%      1.02%      1.10%     1.04%     1.10%    1.21%    1.27%         1.50%(J)
       0.95%      1.02%      1.10%     1.04%     1.10%    1.21%    6.26%     1,139.08%(J)
       1.96%      1.46%      1.68%     1.35%     1.22%    1.70%    0.81%         1.33%(J)
       1.96%      1.46%      1.68%     1.35%     1.22%    1.70%    (4.18)%   (1,136.25)%(J)
         37%        36%        44%       43%       36%      37%      36%           44%(H)

                          AMR CLASS
     ----------------------------------------------------
---
                    YEAR ENDED OCTOBER 31,
---  ----------------------------------------------------
       2005     2004(B)    2003(F)      2002     2001(E)
     --------   --------   --------   --------   --------
     $  18.58   $  15.54   $  12.18   $  13.86   $  18.07
     --------   --------   --------   --------   --------
         0.50       0.34       0.29       0.24       0.28
         2.33       3.14       3.46      (1.62)     (2.98)
     --------   --------   --------   --------   --------
         2.83       3.48       3.75      (1.38)     (2.70)
     --------   --------   --------   --------   --------
        (0.29)     (0.44)     (0.39)     (0.30)     (0.27)
           --         --         --         --      (1.24)
     --------   --------   --------   --------   --------
        (0.29)     (0.44)     (0.39)     (0.30)     (1.51)
     --------   --------   --------   --------   --------
           --(I)       --(I)       --(I)       --       --
     --------   --------   --------   --------   --------
     $  21.12   $  18.58   $  15.54   $  12.18   $  13.86
     ========   ========   ========   ========   ========
       15.32%     22.84%     31.77%     (10.26)%   (16.35)%
     ========   ========   ========   ========   ========
     $448,096   $460,114   $322,801   $264,579   $301,762
        0.44%      0.49%      0.52%      0.49%      0.52%
        0.44%      0.49%      0.52%      0.49%      0.52%
        2.49%      1.97%      2.22%      1.81%      1.78%
        2.49%      1.97%      2.22%      1.81%      1.78%
          37%        36%        44%        43%        36%

--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
October 31, 2005
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of American Beacon Master Trust International Equity Portfolio:

     We have audited the accompanying statement of assets and liabilities of American Beacon Master Trust International Equity Portfolio (the "Portfolio"), a portfolio of the American Beacon Master Trust (formerly known as the AMR Investment Services International Equity Portfolio and the AMR Investment Services Trust, respectively), including the schedule of investments, as of October 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon Master Trust International Equity Portfolio at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                          (ERNST & YOUNG LLP)

Chicago, Illinois
December 21, 2005

--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
FEDERAL TAX INFORMATION
October 31, 2005 (Unaudited)
--------------------------------------------------------------------------------

     For corporate shareholders in the Fund, the percentage of ordinary dividend income distributed for the year ended October 31, 2005, which is designated as qualifying for the dividends-received deduction, is 0.3%.

     For shareholders in the Fund, the percentage of dividend income distributed for the year ended October 31, 2005, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is 55.5%.

     The Fund designates a foreign tax credit of $6,171,000 and recognizes foreign source income of $67,784,000.

--------------------------------------------------------------------------------

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2005
--------------------------------------------------------------------------------

                                  SHARES        VALUE
                               ------------   ----------
                                (DOLLARS IN THOUSANDS)
STOCKS - 94.07%
AUSTRALIA - 1.86%
AUSTRALIA PREFERRED STOCK - 0.16%
AMP Limited..................       697,790   $    3,814
                                              ----------
    TOTAL AUSTRALIA PREFERRED
      STOCK..................                      3,814
                                              ----------
AUSTRALIA COMMON STOCK - 1.70%
Alumina Limited..............     1,946,800        8,436
Commonwealth Bank of
  Australia..................       216,840        6,313
Macquarie Airports Management
  Limited+...................     2,332,513        5,249
Macquarie Infrastructure
  Group+.....................     1,991,299        5,120
Multiplex Group+.............     1,580,886        3,919
National Australia Bank......       356,430        8,818
The News Corporation
  Limited+...................       189,580        2,701
                                              ----------
    TOTAL AUSTRALIA COMMON
      STOCK..................                     40,556
                                              ----------
    TOTAL AUSTRALIA..........                     44,370
                                              ----------
BELGIUM COMMON STOCK - 0.23%
Belgacom SA..................       166,900        5,596
                                              ----------
    TOTAL BELGIUM COMMON
      STOCK..................                      5,596
                                              ----------
CANADA COMMON STOCK - 1.56%
Alcan, Incorporated..........       138,171        4,353
BCE, Incorporated............       318,360        7,860
Celestica, Incorporated+.....       757,200        7,187
Husky Energy,
  Incorporated(+)............       141,880        6,547
Manulife Financial
  Corporation................       219,028       11,414
                                              ----------
    TOTAL CANADA COMMON
      STOCK..................                     37,361
                                              ----------
DENMARK COMMON STOCK - 0.13%
Vestas Wind Systems+.........       147,226        3,188
                                              ----------
    TOTAL DENMARK COMMON
      STOCK..................                      3,188
                                              ----------
FINLAND COMMON STOCK - 1.28%
KCI Konecranes Oyj(+)........       112,450        4,884
M-real Oyj...................       459,670        2,187
Nokia Oyj....................       329,500        5,529
Stora Enso Oyj...............       241,700        3,094
UPM-Kymmene Oyj..............       775,600       14,977
                                              ----------
    TOTAL FINLAND COMMON
      STOCK..................                     30,671
                                              ----------
FRANCE COMMON STOCK - 11.03%
Accor S.A....................       109,880        5,484
AXA..........................       951,681       27,553
BNP Paribas S.A. ............       444,278       33,677

                                  SHARES        VALUE
                               ------------   ----------
                                (DOLLARS IN THOUSANDS)
Carrefour S.A. ..............       368,137   $   16,357
Compagnie Generale des
  Etablissements Michelin....       103,230        5,570
France Telecom S.A.+.........     1,240,630       32,244
Lafarge S.A. ................        68,700        5,650
Lagardere S.C.A. ............       122,500        8,416
Sanofi-Synthelabo............       555,517       44,470
Schneider Electric S.A. .....       150,370       12,347
Suez S.A. ...................       596,573       16,146
Total S.A. ..................       173,850       43,774
Vinci S.A. ..................       155,072       12,105
                                              ----------
    TOTAL FRANCE COMMON
      STOCK..................                    263,793
                                              ----------
GERMANY - 6.24%
GERMANY PREFERRED STOCK - 1.14%
Depfa Bank plc...............       571,319        8,895
Deutsche Bank AG.............       140,800       13,187
Heidelberger Druck(+)........       146,000        4,636
Schering AG..................         9,100          562
                                              ----------
    TOTAL GERMANY PREFERRED
      STOCK..................                     27,280
                                              ----------
GERMANY COMMON STOCK - 5.10%
BASF AG+(+)..................        60,610        4,369
Bayer AG(+)..................       118,010        4,097
Bayerische Motoren Werke
  (BMW) AG...................       261,882       11,360
Celesio AG(+)................       135,245       11,689
Deutsche Post AG.............     1,249,012       27,832
E.ON AG+(+)..................       150,032       13,593
Merck KGaA(+)................        44,840        3,710
Muenchener Rueckversicherung-
  Gesellschaft AG+(+)........        23,787        2,794
Siemens AG...................       287,750       21,399
Volkswagen AG(+).............       389,300       21,209
                                              ----------
    TOTAL GERMANY
      COMMON STOCK...........                    122,052
                                              ----------
    TOTAL GERMANY............                    149,332
                                              ----------
HONG KONG COMMON STOCK - 2.16%
Cheung Kong Holdings
  Limited....................       869,000        9,072
Denway Motors Limited........     6,500,000        1,956
HBSC Holdings plc+...........       297,600        4,662
Henderson Land Development
  Company Limited............     2,045,000        9,135
Hutchison Whampoa Limited....       207,000        1,965
PetroChina Company
  Limited+...................    20,910,000       16,000
Swire Pacific Limited+.......       995,500        8,934
                                              ----------
    TOTAL HONG KONG COMMON
      STOCK..................                     51,724
                                              ----------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

                                  SHARES        VALUE
                               ------------   ----------
                                (DOLLARS IN THOUSANDS)
IRELAND COMMON STOCK - 1.53%
Allied Irish Banks plc.......       280,490   $    5,870
Bank of Ireland..............     1,012,300       15,377
CRH plc......................       616,495       15,409
                                              ----------
    TOTAL IRELAND COMMON
      STOCK..................                     36,656
                                              ----------
ITALY COMMON STOCK - 2.58%
Banco Popolare di Verona e
  Novara Scrl................       326,908        6,033
Eni S.p.A.(+)................       829,291       22,181
Finmeccanica SpA.............       228,260        4,151
Telecom Italia S.p.A. .......     5,317,389       15,383
UniCredito Italiano
  S.p.A.(+)..................     2,514,353       14,040
                                              ----------
    TOTAL ITALY COMMON
      STOCK..................                     61,788
                                              ----------
JAPAN COMMON STOCK - 17.12%
Acom Company Limited.........       125,550        8,176
Alps Electric Company
  Limited(+).................       186,300        2,959
Canon, Incorporated..........       224,300       11,870
DENSO Corporation............       105,500        3,011
East Japan Railway Company...         2,282       13,603
Fujitsu Limited..............     1,138,000        7,543
Hitachi Limited+.............       713,000        4,384
Honda Motor Company
  Limited....................       245,700       13,647
Hoya Corporation+(+).........       334,800       11,635
Fuji Photo Film Company
  Limited....................       119,000        3,800
Japan Tobacco, Incorporated..           250        3,957
The Joyo Bank Limited........       583,000        3,910
Kao Corporation..............       270,000        6,448
KDDI Corporation.............         1,782       10,171
Konica Minolta Holdings,
  Inc. ......................     1,291,840       10,690
Mabuchi Motor Company
  Limited(+).................        71,800        3,494
Minebea Company Limited......     1,098,000        4,286
Mitsubishi Tokyo Financial
  Group, Incorporated........         1,642       20,705
Murata Manufacturing Company
  Limited....................       265,600       13,329
NEC Corporation..............       434,000        2,158
Nidec Corporation............       106,100        6,210
Nintendo Company Limited.....        53,200        5,972
Nippon Express Company.......     1,845,500       10,135
Nippon Telegraph & Telephone
  Corporation+...............         1,294        6,166
Nomura Holdings,
  Incorporated...............     1,193,100       18,372
NTT DoCoMo, Incorporated.....         3,725        6,448
Promise Company Limited......       197,050       12,522
Ricoh Company Limited........       328,000        5,196

                                  SHARES        VALUE
                               ------------   ----------
                                (DOLLARS IN THOUSANDS)
ROHM Company Limited.........       103,000   $    8,351
Sekisui House Limited........       560,000        6,969
Seiko Epson Corporation......       143,200        3,529
Shinsei Bank, Limited(+).....       984,000        5,736
Shin-Etsu Chemical Company
  Limited....................       267,800       12,889
Sompo Japan Insurance,
  Incorporated...............       628,000        9,444
Sony Corporation.............       391,300       12,760
Sumitomo Chemical Company
  Limited....................     1,169,600        6,905
Sumitomo Mitsui Financial
  Group, Incorporated+.......         1,086       10,113
Sumitomo Trust and Banking
  Company Limited............       863,000        7,332
Takeda Chemical Industries
  Limited....................       475,800       26,163
Takefuji Corporation.........       343,370       24,131
Tokyo Gas Company
  Limited(+).................     2,408,000        9,486
Toyoda Gosei Company
  Limited(+).................       225,988        4,234
Toyota Motor Corporation.....       432,400       20,075
Yamanouchi Pharmaceutical
  Company Limited............       296,100       10,588
                                              ----------
    TOTAL JAPAN COMMON
      STOCK..................                    409,502
                                              ----------
MEXICO COMMON STOCK - 0.19%
Telefonos de Mexico, S.A. de
  C.V., ADR+.................       223,400        4,508
                                              ----------
    TOTAL MEXICO COMMON
      STOCK..................                      4,508
                                              ----------
NETHERLANDS COMMON STOCK - 7.08%
ABN AMRO Holding N.V. .......       368,276        8,701
Heineken N.V. ...............       179,600        5,688
IHC Caland N.V. .............        78,300        6,052
ING Groep N.V. ..............       859,014       24,766
Koninklijke (Royal) Philips
  Electronics N.V. ..........     1,184,167       30,952
Reed Elsevier N.V. ..........       200,230        2,695
Royal Dutch Shell plc, A
  shares.....................       893,330       27,543
Royal Dutch Shell plc, A
  shares, ADR+...............        13,600          844
Royal Dutch Shell plc, B
  shares.....................       801,629       26,155
TPG N.V.+....................       791,081       18,667
Unilever N.V. ...............        78,447        5,518
VNU N.V. ....................       196,600        6,250
Wolters Kluwer N.V. .........       300,910        5,581
                                              ----------
    TOTAL NETHERLANDS COMMON
      STOCK..................                    169,412
                                              ----------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

                                  SHARES        VALUE
                               ------------   ----------
                                (DOLLARS IN THOUSANDS)
NEW ZEALAND COMMON STOCK - 0.34%
Telecom Corporation of New
  Zealand Limited(+).........     1,985,869   $    8,126
                                              ----------
    TOTAL NEW ZEALAND COMMON
      STOCK..................                      8,126
                                              ----------
NORWAY COMMON STOCK - 1.60%
Frontline Limited+(+)........       220,200        8,770
DnB Nor ASA..................       287,500        2,940
Statoil ASA..................       392,200        8,708
Telenor ASA..................     1,828,790       17,874
                                              ----------
    TOTAL NORWAY
      COMMON STOCK...........                     38,292
                                              ----------
PORTUGAL COMMON STOCK - 0.97%
Energias de Portugal,
  S.A. ......................     2,433,100        6,884
Portugal Telecom, SGPS,
  S.A. ......................     1,795,103       16,217
                                              ----------
    TOTAL PORTUGAL COMMON
      STOCK..................                     23,101
                                              ----------
SINGAPORE COMMON STOCK - 1.24%
Creative Technology Limited..       659,320        4,836
Development Bank of Singapore
  Group Holdings Limited.....     1,652,095       14,950
Oversea-Chinese Banking
  Corporation Limited........     2,655,960        9,895
                                              ----------
    TOTAL SINGAPORE COMMON
      STOCK..................                     29,681
                                              ----------
SOUTH KOREA COMMON STOCK - 2.75%
Kookmin Bank, ADR+(+)........       262,210       15,318
Korea Electric Power
  Corporation................        86,860        2,833
KT Corporation+..............       134,110        5,414
LG Electronics,
  Incorporated...............        76,760        5,019
POSCO........................        26,221        5,364
Samsung Electronics Company
  Limited....................        36,645       19,609
Samsung Electronics Company
  Limited, GDR, 144A (Note
  A)+........................        22,500        6,008
SK Telecom Company Limited...        34,976        6,325
                                              ----------
    TOTAL SOUTH KOREA COMMON
      STOCK..................                     65,890
                                              ----------
SPAIN COMMON STOCK - 2.17%
Banco Popular Espanol SA.....       526,400        6,392
Banco Santander Central
  Hispano SA.................        36,150          461

                                  SHARES        VALUE
                               ------------   ----------
                                (DOLLARS IN THOUSANDS)
Banco Santander Central
  Hispano SA GDR.............       583,044   $    7,390
Iberdrola S.A. ..............       227,197        6,080
Repsol YPF S.A.+.............       284,340        8,475
Telefonica S.A.+.............     1,440,047       22,968
                                              ----------
    TOTAL SPAIN COMMON
      STOCK..................                     51,766
                                              ----------
SWEDEN COMMON STOCK - 2.24%
Atlas Copco AB(+)............       491,430        8,975
Autoliv, Incorporated+(+)....       156,650        6,729
Electrolux AB(+).............       256,480        5,973
ForeningsSparbanken AB(+)....       144,600        3,567
Nordea AB+...................       641,720        6,291
Securitas AB(+)..............       397,230        6,037
Stora Enso Oyj, Series A.....        70,802          912
Stora Enso Oyj, Series
  R(+).......................       222,142        2,846
TDC A/S+.....................       116,000        6,494
Volvo AB(+)..................       140,410        5,776
                                              ----------
    TOTAL SWEDEN COMMON
      STOCK..................                     53,600
                                              ----------
SWITZERLAND COMMON STOCK - 6.98%
Adecco SA....................       143,820        6,133
Ciba Specialty Chemicals
  Holding, Incorporated......       143,000        8,215
Compagnie Financiere
  Richemont AG...............       191,300        7,280
Credit Suisse Group..........       589,085       26,043
Geberit AG...................         7,131        4,931
Lonza Group AG...............       132,493        7,632
Nestle SA+...................       101,010       30,066
Novartis AG..................       552,530       29,708
Swiss Reinsurance............       232,040       15,668
Syngenta AG..................        71,951        7,702
UBS AG.......................        68,050        5,776
Zurich Financial Services
  AG+........................       104,100       17,741
                                              ----------
    TOTAL SWITZERLAND COMMON
      STOCK..................                    166,895
                                              ----------
UNITED KINGDOM COMMON STOCK - 22.79%
Alliance Unichem plc.........       409,450        5,586
AMVESCAP plc.................       353,530        2,223
Anglo American plc...........       221,595        6,546
Aviva plc....................       902,640       10,659
BAA plc......................       950,007       10,318
BAE Systems plc+.............     5,886,740       34,422
Barclays plc.................     1,461,500       14,480
Barratt Development plc......       567,300        7,593
Boots Group plc..............       589,500        6,423
BP plc.......................     2,700,520       29,890
British American Tobacco
  Industries plc.............       783,545       17,246

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

                                  SHARES        VALUE
                               ------------   ----------
                                (DOLLARS IN THOUSANDS)
British Sky Broadcasting
  Group plc..................       786,860   $    7,104
BT Group plc+................     1,602,643        6,050
Cadbury Schweppes plc........     1,838,870       18,099
Centrica plc.................     3,788,395       16,004
Cobham plc...................       922,800        2,514
Compass Group plc............     3,539,535       11,906
Diageo plc...................     1,475,147       21,805
GKN plc......................     1,597,018        7,867
GlaxoSmithKline plc+.........     2,228,806       57,987
HBOS plc.....................       438,600        6,476
HSBC Holdings plc............       575,500        9,056
Imperial Tobacco Group plc...       344,340        9,875
Kingfisher plc...............     2,189,968        8,215
Marks and Spencer Group
  plc+.......................     1,358,500       10,035
National Grid plc............     1,356,178       12,400
Pearson plc..................       476,710        5,300
Prudential plc...............     1,036,550        8,698
Reed Elsevier plc+...........       887,360        8,101
Rentokil Initial plc.........     1,495,670        4,064
Reuters Group plc+...........     1,421,272        9,034
Rolls-Royce plc..............     1,128,050        7,289
Rolls-Royce Group plc+.......    37,676,870           67
Royal Bank of Scotland Group
  plc........................     1,770,732       49,026
J. Sainsbury plc.............     1,368,008        6,756
Shire Pharmaceuticals Group
  plc........................       378,040        4,466

                                  SHARES        VALUE
                               ------------   ----------
                                (DOLLARS IN THOUSANDS)
Smiths Group plc.............       455,630   $    7,356
Standard Chartered plc.......       184,450        3,873
Tate & Lyle plc..............       967,877        7,938
TI Automotive+*..............       681,500           --
Unilever plc.................     2,804,221       28,432
Vodafone Group plc...........    14,260,347       37,427
Yell Group plc...............       843,830        6,606
                                              ----------
    TOTAL UNITED KINGDOM
      COMMON STOCK...........                    545,212
                                              ----------
    TOTAL STOCKS.............                  2,250,464
                                              ----------
SHORT TERM INVESTMENTS - 12.37%
American Beacon Enhanced Cash
  Trust (Notes B and C)......   107,179,722      107,180
American Beacon Money Market
  Select Fund (Notes B and
  C).........................   188,616,031      188,616
                                              ----------
    TOTAL SHORT TERM
      INVESTMENTS............                    295,796
                                              ----------
TOTAL INVESTMENTS - 106.44%
  (COST $2,174,367)..........                  2,546,260
                                              ----------
LIABILITIES, NET OF OTHER
  ASSETS - (6.44%)...........                   (154,013)
                                              ----------
TOTAL NET ASSETS - 100%......                 $2,392,247
                                              ==========

---------------

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At period end, the value of these securities amounted to $6,008 or 0.25% of net assets.

(B) The Fund/Trust is affiliated by having the same investment advisor. See Note 2.

(C) All or a portion of this security is purchased with cash collateral for securities loaned.

 (+) - All or a portion of the security is on loan at October 31, 2005. See Note 5.

+ - Non-income producing security.

* - Valued at fair value pursuant to procedures approved by the Board of Trustees.

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

FUTURES CONTRACTS
(DOLLARS IN THOUSANDS)

                                                                                          UNREALIZED
                                                     NO. OF     EXPIRATION    MARKET    APPRECIATION/
                                                    CONTRACTS      DATE       VALUE     (DEPRECIATION)
                                                    ---------   ----------   --------   --------------
France CAC 40 Index...............................     281       Dec 2005    $ 14,935       $ (223)
Germany DAX Index.................................      73       Dec 2005      10,770         (235)
UK FTSE 100 Index.................................     423       Dec 2005      39,856         (470)
Hang Seng Index...................................      28       Nov 2005       2,598           (1)
Italy MIB 30 Index................................      30       Dec 2005       5,887         (234)
Tokyo FE TOPIX Index..............................     309       Dec 2005      38,491        3,171
Spain IBEX 35 Index...............................      50       Nov 2005       6,271           41
Sweden OMX Index..................................     335       Nov 2005       3,715           38
Canada S&PCDA 60 Index............................     118       Dec 2005      11,726         (471)
Australia SPI Index...............................     100       Dec 2005       8,327          (83)
Netherlands 200 AEX Index.........................      55       Nov 2005       5,188           78
                                                                             --------       ------
                                                                             $147,764       $1,611
                                                                             ========       ======

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
(DOLLARS IN THOUSANDS)

                                                              SETTLEMENT    MARKET    UNREALIZED
CONTRACTS TO RECEIVE                                             DATE       VALUE     GAIN/(LOSS)
--------------------                                          ----------   --------   -----------
7,849 Australian Dollar.....................................  12/16/2005   $  5,859     $  (187)
9,376 Canadian Dollar.......................................  12/16/2005      7,949         (33)
24,854 Euro Currency........................................  12/16/2005     29,861      (1,099)
2,700,730 Japanese Yen......................................  12/16/2005     23,326      (1,516)
16,881 Pound Sterling.......................................  12/16/2005     29,866      (1,123)
18,531 Swedish Krona........................................  11/16/2005      2,335        (149)
11,140 Swiss Franc..........................................  12/16/2005      8,677        (354)
                                                                           --------     -------
TOTAL CONTRACTS TO RECEIVE
  (PAYABLE AMOUNT $112,334).................................               $107,873     $(4,461)
                                                                           ========     =======
NET CURRENCY FLUX...........................................                            $(4,461)
                                                                                        =======

INDUSTRY DIVERSIFICATION

                                                              PERCENT OF
                                                              NET ASSETS
                                                              ----------
Consumer Discretionary......................................    12.12%
Consumer Staples............................................     7.72%
Energy......................................................     7.95%
Financials..................................................    24.42%
Health Care.................................................     8.15%
Industrials.................................................    10.96%
Information Technology......................................     5.18%
Materials...................................................     5.08%
Short-Term Investments......................................    12.37%
Telecommunications Services.................................     9.00%
Utilities...................................................     3.49%
Liabilities, Net of Other Assets............................     (6.44)%
                                                               -------
                                                               100.00%
                                                               =======

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2005 (in thousands)
--------------------------------------------------------------------------------

ASSETS:
    Investments in unaffiliated securities, at value(A C)...  $2,250,464
    Investments in affiliated securities, at value(B).......     295,796
    Cash denominated in foreign currency (cost $5,006)......       5,010
    Deposit with broker for futures contracts...............      20,087
    Dividends and interest receivable.......................       3,943
    Reclaims receivable.....................................         150
    Receivable for investments sold.........................          41
    Receivable for variation margin on open futures
     contracts..............................................       2,619
                                                              ----------
        TOTAL ASSETS........................................   2,578,110
                                                              ----------
LIABILITIES:
    Payable for investments purchased.......................       2,687
    Payable upon return of securities loaned................     176,304
    Management and investment advisory fees payable (Note
     2).....................................................       2,222
    Unrealized depreciation on foreign currency contracts...       4,461
    Other liabilities.......................................         189
                                                              ----------
        TOTAL LIABILITIES...................................     185,863
                                                              ----------
NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL INTERESTS....  $2,392,247
                                                              ==========
---------------
(A) Cost of unaffiliated securities.........................  $1,878,571
(B) Cost of affiliated securities...........................  $  295,796
(C) Market value of securities on loan......................  $  167,603

STATEMENT OF OPERATIONS
Year ended October 31, 2005 (in thousands)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Interest income.........................................  $    212
    Dividend income from unaffiliated securities (net of
     foreign taxes of $9,235)...............................    58,505
    Dividend income from affiliated securities..............     3,350
    Income derived from securities lending, net (Note 4)....     3,130
                                                              --------
        TOTAL INVESTMENT INCOME.............................    65,197
                                                              --------
EXPENSES:
    Management and investment advisory fees (Note 2)........     7,905
    Custodian fees..........................................     1,034
    Professional fees.......................................       105
    Other expenses..........................................        98
                                                              --------
        TOTAL EXPENSES......................................     9,142
                                                              --------
NET INVESTMENT INCOME.......................................    56,055
                                                              --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain from:
      Investments...........................................   121,488
      Commission recapture (Note 5).........................       363
      Foreign currency transactions.........................    45,711
      Futures contracts.....................................    26,614
    Change in net unrealized appreciation or depreciation
     of:
      Investments...........................................   155,367
      Foreign currency contracts and translations...........     1,799
      Futures contracts.....................................  (109,826)
    Net increase from payments by affiliates................       941
                                                              --------
        NET GAIN ON INVESTMENTS.............................   242,457
                                                              --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $298,512
                                                              ========

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS (IN THOUSANDS)
--------------------------------------------------------------------------------

                                                              YEAR ENDED OCTOBER 31,
                                                              -----------------------
                                                                 2005         2004
                                                              ----------   ----------
INCREASE IN NET ASSETS:
OPERATIONS:
    Net investment income...................................  $   56,055   $   31,238
    Net realized gain (loss) on investments, futures
     contracts and foreign currency transactions............     194,176      117,757
    Net increase from payments by affiliates (Note 2).......         941           --
    Change in net unrealized appreciation or depreciation of
     investments, futures contracts and foreign currency
     translations...........................................      47,340      162,138
                                                              ----------   ----------
        NET INCREASE IN NET ASSETS RESULTING FROM
        OPERATIONS..........................................     298,512      311,133
                                                              ----------   ----------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS:
    Contributions...........................................     770,101      676,161
    Withdrawals.............................................    (559,367)    (387,228)
                                                              ----------   ----------

        NET INCREASE IN NET ASSETS RESULTING FROM
        TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS.....     210,734      288,933
                                                              ----------   ----------
NET INCREASE IN NET ASSETS..................................     509,246      600,066
                                                              ----------   ----------
NET ASSETS:
    Beginning of period.....................................   1,883,001    1,282,935
                                                              ----------   ----------
    END OF PERIOD...........................................  $2,392,247   $1,883,001
                                                              ==========   ==========

-------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS:
-------------------------------------------------------------------------------------

                                                                         YEAR ENDED OCTOBER 31,
                                                         -------------------------------------------------------
                                                            2005        2004     2003     2002     2001    2000
                                                         -----------   ------   ------   -------   -----   -----
TOTAL RETURN...........................................    15.38%(A)   22.85%   31.97%   (10.25%)    N/A     N/A
RATIOS TO AVERAGE NET ASSETS:
    Expenses...........................................     0.41%       0.46%    0.49%     0.47%   0.49%   0.44%
    Net investment income..............................     2.49%       1.99%    2.26%     1.86%   1.82%   1.93%
PORTFOLIO TURNOVER RATE................................       37%         36%      44%       43%     36%     45%

---------------

(A)  Total return prior to reimbursements by subadvisors was 15.34% (Note 2)

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
October 31, 2005
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     American Beacon Master Trust (the "Trust"), formerly known as AMR Investment Services Trust, is registered under the Investment Company Act of 1940, as amended, as a no-load, open-end management investment company that was organized as a trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated as of November 1, 2004. Prior to November 1, 2004, the Trust was organized as a trust under the laws of the State of New York. The American Beacon Master Trust International Equity Portfolio (the "Portfolio") is one of the portfolios of the Trust. The Portfolio commenced active operations on November 1, 1995. The Declaration of Trust permits the Board of Trustees (the "Board") to issue beneficial interests in the Portfolio.

     American Beacon Advisors, Inc. (the "Manager"), formerly known as AMR Investment Services, Inc., is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services.

     The following is a summary of the significant accounting policies followed by the Portfolio.

  Security Valuation

     Investments are valued at the close of the New York Stock Exchange (the "Exchange"), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

     Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. When a price is unavailable from a pricing service or when the price provided by the pricing service is deemed not to represent fair value, the prices of debt securities may be determined using quotes obtained from brokers.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method which approximates market value.

     Securities for which the market prices are not readily available or are not reflective of the fair value of the security, the security will be priced at a fair value following procedures approved by the Board. In light of the judgement involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate.

     Most foreign markets close before the Exchange. Developments that could affect the values of securities that occur between the close of a foreign market and the close of the Exchange normally will not be reflected in security valuations. If such developments are so significant such that they will, in the judgement of the pricing committee of the Portfolio, clearly and materially affect the value of securities, the previous closing prices may be adjusted to reflect the fair value of the securities as of the close of the Exchange, as determined in good faith and pursuant to procedures

--------------------------------------------------------------------------------

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

approved by the Board. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service.

  Security Transactions and Investment Income

     Security transactions are recorded on the trade date of the security purchase or sale.

     The Portfolio may purchase securities with delivery or payment to occur at a later date. At the time the Portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations.

     Dividend income, net of foreign taxes, is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Portfolio. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

     There is uncertainty regarding the collectibility of tax reclaims by the Portfolio due to its partnership status for federal income tax purposes. As such, the Portfolio did not accrue tax reclaims totaling $897,336 during the period. Upon determination of the Portfolio's entitlement to benefits under foreign tax treaties, if any, tax reclaim income will be accrued.

  Currency Translation

     All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses in the Portfolio's Statement of Operations.

  Forward Foreign Currency Contracts

     The Portfolio may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of portfolio securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Portfolio bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Portfolio also bears the credit risk if the counterparty fails to perform under the contract.

  Futures Contracts

     The Portfolio may enter into financial futures contracts which are contracts to buy a standard quantity of securities at a specified price on a future date. The Portfolio may purchase or sell futures contracts and options on futures contracts as a method for keeping assets readily convertible to cash

--------------------------------------------------------------------------------

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock market. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

     Upon entering into a futures contract, the Portfolio is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents 5% of the face value of the futures contract. The initial margin amount is reflected as Deposit with broker for futures contracts on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

  Federal Income and Excise Taxes

     The Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of subchapter M of the Internal Revenue Code.

  Use of Estimates

     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

  Other

     Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust's maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.   TRANSACTIONS WITH AFFILIATES

  Management Agreement

     The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all administrative, investment advisory, portfolio management and securities lending services. Investment assets of the Portfolio are managed by multiple investment advisors which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Portfolio an annualized fee equal to ..10% of the average daily net assets plus amounts paid by the Manager to the investment advisors hired by the Manager to direct

--------------------------------------------------------------------------------

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

investment activities of the Portfolio. Management fees paid during the period were as follows (dollars in thousands):

                          AMOUNTS PAID TO   NET AMOUNTS
MANAGEMENT   MANAGEMENT     INVESTMENT      RETAINED BY
 FEE RATE       FEE          ADVISORS         MANAGER
----------   ----------   ---------------   -----------
..25%-.60%      $7,905         $5,652          $2,253

     As compensation for services provided by the Manager in connection with securities lending activities, the Portfolio pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 25% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers when a borrower posts collateral other than cash, a fee up to 25% of such loan fees. During the year ended October 31, 2005, the Portfolio paid securities lending fees of $431,846 to the Manager. This fee is netted against securities lending income in the Statement of Operations.

  Investment in Affiliated Funds

     The Portfolio is permitted, pursuant to an exemptive order by the Securities and Exchange Commission ("SEC") and approved procedures by the Board, to invest up to 25% of its total assets in the American Beacon Money Market Select Fund (the "Select Fund"), an affiliated fund. The Portfolio and the Select Fund have the same investment advisor and therefore, are considered to be affiliated. Cash collateral received by the Portfolio in connection with securities lending may be invested in the Select Fund and the American Beacon Enhanced Cash Trust (collectively, the "Affiliated Funds"). The Manager serves as Trustee and investment advisor to the Affiliated Funds and receives an annualized fee equal to 0.10% of the average daily net assets of the Affiliated Funds. During the period, the Manager earned fees from the Affiliated Funds totaling $121,825 on the Portfolio's direct investment in the Affiliated Funds, and $440,321 from securities lending collateral invested in the Affiliated Funds.

     During the period, the Fund had purchases of $1,089,485,000 and sales of $1,100,723,000, for an ending balance of $119,493,000, excluding balances held in the securities lending collateral account.

  Interfund Lending Program

     Pursuant to an exemptive order by the SEC, the Portfolio, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Portfolio to borrow from, or lend money to, other participating series managed by the Manager. At October 31, 2005, the Portfolio had not utilized the credit facility.

  Other

     Certain officers or Trustees of the Trust are also current or former officers or employees of the Manager or American. The Trust makes no direct payments to its officers. Mr. Feld and the non-interested Trustees (other than Mr. O'Sullivan) and their spouses are provided free unlimited air transportation on American. Retired Trustees and their spouses are provided free air transportation

--------------------------------------------------------------------------------

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

on American, up to a maximum annual value of $40,000. The Trust compensates each Trustee with payments in an amount equal to the Trustee's income tax on the value of this free airline travel. Mr. O'Sullivan, as a retiree of American, already receives flight benefits. Mr. O'Sullivan receives an annual retainer of $40,000 plus $1,250 for each Board meeting attended.

     During the year ended October 31, 2005, subadvisors voluntarily reimbursed the Portfolio for certain losses totaling $941,000. A $383,000 reimbursement was made to compensate the Portfolio for a loss associated with a rights offering that expired. The shares that would have been acquired through a full exercise of the rights were subsequently purchased on the open markets. The subadvisor reimbursed the Portfolio for the appreciation of the shares over the exercise price, transaction costs and foreign exchange costs incurred in making this purchase in the open market. A $558,000 reimbursement was made to compensate the Portfolio for a loss associated with a security that violated investment restrictions. These reimbursements are reflected in the gain/loss section of the Statement of Operations.

3.   INVESTMENT TRANSACTIONS

     The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, (in thousands), for the year ended October 31, 2005 were $1,087,075 and $778,783, respectively.

4.   SECURITIES LENDING

     The Portfolio may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is marked to market and monitored daily. To the extent that a loan is collateralized by cash, such collateral shall be invested by the securities lending agent (the "Agent") in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements.

     Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Portfolio and the Agent and is recorded as income for the Portfolio. To the extent that a loan is secured by non-cash collateral, brokers pay the Portfolio negotiated lenders' fees, which are divided between the Portfolio and the Agent and are recorded as securities lending income for the Portfolio. The Portfolio also continues to receive income on the securities loaned, and any gain or loss in the market prices of securities loaned that may occur during the term of the loan.

     Risks to the Portfolio in securities lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

     At October 31, 2005, securities with a market value of approximately $167,603,000 were loaned by the Portfolio. Cash collateral held by the custodian for the Portfolio in an investment in the Affiliated Funds totaled $176,304,000.

--------------------------------------------------------------------------------

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

5.   COMMISSION RECAPTURE

     The Portfolio has established brokerage commission recapture arrangements with certain brokers or dealers. If a Portfolio investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Portfolio. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Portfolio.

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
AND THE AMERICAN BEACON MASTER TRUST
(Unaudited)
--------------------------------------------------------------------------------

     The Trustees and officers of the American Beacon Funds (the "Trust") and the American Beacon Master Trust (the "Master Trust") are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-seven funds in the fund complex that includes the Trust, the Master Trust, the American Beacon Mileage Funds, and the American Beacon Select Funds. The Trust's Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

                            POSITION, TERM OF
                            OFFICE AND LENGTH
                              OF TIME SERVED             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS        WITH EACH TRUST                      AND CURRENT DIRECTORSHIPS
---------------------       -----------------            -------------------------------------------
INTERESTED TRUSTEES
                                  TERM
                            ------------------
                            Lifetime of Trust
                              until removal,
                              resignation or
                               retirement*

William F. Quinn** (57)        Trustee and       President, American Beacon Advisors, Inc. (1986-Present);
                               President of      Chairman (1989-2003) and Director (1979-1986, 2003-Present),
                             Trust since 1987    American Airlines Federal Credit Union; Director, Crescent
                              and AMR Trust      Real Estate Equities, Inc. (1994-Present); Director,
                                since 1995       Pritchard, Hubble & Herr, LLC (investment advisor)
                                                 (2001-Present); Advisory Director, Southern Methodist
                                                 University Endowment Fund (1996-Present); Member, Southern
                                                 Methodist University Cox School of Business Advisory Board
                                                 (1999-2002); Member, New York Stock Exchange Pension Manager
                                                 Committee (1997-1998, 2000-2002); Chairman, Committee for
                                                 the Investment of Employee Benefits Defined Benefit
                                                 Sub-Committee (1982-Present); Director, United Way of
                                                 Tarrant County (1988-2000, 2004-Present); Trustee, American
                                                 Beacon Mileage Funds (1995-Present); Trustee, American
                                                 Beacon Select Funds (1999-Present).

Alan D. Feld** (68)         Trustee since 1996   Partner, Akin, Gump, Strauss, Hauer & Feld, LLP (law firm)
                                                 (1960-Present); Director, Clear Channel Communications
                                                 (1984-Present); Trustee, CenterPoint Properties
                                                 (1994-Present); Trustee, American Beacon Mileage Funds
                                                 (1996-Present); Trustee, American Beacon Select Funds
                                                 (1999-Present).

NON-INTERESTED TRUSTEES
                                  TERM
                            ------------------
                            Lifetime of Trust
                              until removal,
                              resignation or
                               retirement*

W. Humphrey Bogart (61)     Trustee since 2004   Consultant, New River Canada Ltd. (mutual fund servicing
                                                 company) (1998-2003); Board Member, Baylor University
                                                 Medical Center Foundation (1992-Present); Trustee, American
                                                 Beacon Mileage Funds (2004-Present); Trustee, American
                                                 Beacon Select Funds (2004-Present).

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
AND THE AMERICAN BEACON MASTER TRUST -- CONTINUED
(Unaudited)
--------------------------------------------------------------------------------

                            POSITION, TERM OF
                            OFFICE AND LENGTH
                              OF TIME SERVED             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS        WITH EACH TRUST                      AND CURRENT DIRECTORSHIPS
---------------------       -----------------            -------------------------------------------
NON-INTERESTED TRUSTEES (CONT.)

Brenda A. Cline (44)        Trustee since 2004   Vice President, Chief Financial Officer, Treasurer and
301 Commerce Street                              Secretary, Kimbell Art Foundation (1993-Present); Trustee,
Suite 2240                                       Texas Christian University (1999-Present); Trustee, W.I.
Fort Worth, Texas 76102                          Cook Foundation, Inc. (d/b/a Cook Children's Health
                                                 Foundation) (2001-Present); Trustee, American Beacon Mileage
                                                 Funds (2004-Present); Trustee, American Beacon Select Funds
                                                 (2004-Present).

Richard A. Massman (62)     Trustee since 2004   Senior Vice President and General Counsel, Hunt
                                                 Consolidated, Inc. (holding company engaged in energy, real estate, farming, ranching and venture capital activities)
                                                 (1994-Present); Trustee, American Beacon Mileage Funds
                                                 (2004-Present); Trustee, American Beacon Select Funds
                                                 (2004-Present).

Stephen D. O'Sullivan (70)  Trustee of Trust     Consultant (1994-Present); Trustee, American Beacon Mileage
                              since 1987 and     Funds (1995-Present); Trustee, American Beacon Select Funds
                             AMR Trust since     (1999- Present).
                                   1995

R. Gerald Turner (59)       Trustee since 2001   President, Southern Methodist University (1995-Present);
225 Perkins Admin. Bldg.                         Director, ChemFirst (1986-2002); Director, J.C. Penney
Southern Methodist Univ.                         Company, Inc. (1996- Present); Director, California Federal
Dallas, Texas 75275                              Preferred Capital Corp. (2001- 2003); Director, Kronus
                                                 Worldwide Inc. (chemical manufacturing) (2003-Present);
                                                 Director, First Broadcasting Investment Partners, LLC
                                                 (2003-Present); Member, United Way of Dallas Board of
                                                 Directors; Member, Salvation Army of Dallas Board of
                                                 Directors; Member, Methodist Hospital Advisory Board;
                                                 Member, Knight Commission on Intercollegiate Athletics;
                                                 Trustee, American Beacon Mileage Funds (2001-Present);
                                                 Trustee, American Beacon Select Funds (2001-Present).

Kneeland Youngblood (49)    Trustee since 1996   Managing Partner, Pharos Capital Group, LLC (a private
100 Crescent Court                               equity firm) (1998-Present); Trustee, The Hockaday School
Suite 1740                                       (1997-Present); Director, Starwood Hotels and Resorts
Dallas, Texas 75201                              (2001-Present); Member, Council on Foreign Relations
                                                 (1995-Present); Director, Just For the Kids (1995-2001);
                                                 Director, L&B Realty Advisors (1998-2000); Trustee, Teachers
                                                 Retirement System of Texas (1993-1999); Director, Starwood
                                                 Financial Trust (1998-2001); Trustee, St. Mark's School of
                                                 Texas (2002-Present); Trustee, American Beacon Mileage Funds
                                                 (1996-Present); Trustee, American Beacon Select Funds (1999-
                                                 Present).

OFFICERS
                                  TERM
                            ------------------
                                One Year

Brian E. Brett (45)           VP since 2004      Vice President, Director of Sales, American Beacon Advisors,
                                                 Inc. (2004-Present); Regional Vice President, Neuberger
                                                 Berman, LLC (investment advisor) (1996-2004).

Nancy A. Eckl (43)          VP of Trust since    Vice President, Trust Investments, American Beacon Advisors,
                               1990 and AMR      Inc. (1990-Present).
                             Trust since 1995

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
AND THE AMERICAN BEACON MASTER TRUST -- CONTINUED
(Unaudited)
--------------------------------------------------------------------------------

                            POSITION, TERM OF
                            OFFICE AND LENGTH
                              OF TIME SERVED             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS        WITH EACH TRUST                      AND CURRENT DIRECTORSHIPS
---------------------       -----------------            -------------------------------------------
OFFICERS (CONT.)

Michael W. Fields (51)      VP of Trust since    Vice President, Fixed Income Investments, American Beacon
                               1989 and AMR      Advisors, Inc. (1988-Present).
                             Trust since 1995

Rebecca L. Harris (38)       Treasurer since     Vice President, Finance, American Beacon Advisors, Inc.
                                   1995          (1995- Present).

John B. Roberson (47)       VP of Trust since    Vice President, Client Relations & Special Projects,
                               1989 and AMR      American Beacon Advisors, Inc. (2004-Present); Vice
                             Trust since 1995    President, Director of Sales, American Beacon Advisors, Inc.
                                                 (1991-2004); Director, Pritchard, Hubble & Herr, LLC
                                                 (investment advisor) (2001-Present).

Christina E. Sears (34)     Chief Compliance     Chief Compliance Officer, American Beacon Advisors, Inc.
                              Officer since      (2004- Present); Senior Compliance Analyst, American Beacon
                                 2004 and        Advisors, Inc. (1998-2004).
                             Secretary since
                                   2005

---------------

* The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 70, with the exception of Messrs. Quinn and O'Sullivan.

** Messrs. Quinn and Feld are deemed to be "interested persons" of the Trust and AMR Trust, as defined by the 1940 Act. Mr. Quinn is President of the Manager. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to one or more of the Trust's and AMR Trust's investment advisors.

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
PRIVACY POLICY
(Unaudited)
--------------------------------------------------------------------------------

     The American Beacon Funds recognizes and respects the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

     We may collect nonpublic personal information about you from one or more of the following sources:

     - information we receive from you on applications or other forms;

     - information about your transactions with us or our service providers; and

     - information we receive from third parties.

     We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

     We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

--------------------------------------------------------------------------------
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

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                               (LIGHTHOUSE LOGO)

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                                        37
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                          (AMERICAN BEACON FUNDS LOGO)
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DELIVERY OF DOCUMENTS

To reduce expenses, your financial institution may mail only one copy of the Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

If you invest in the Fund through a financial institution, you may be able to receive the Fund's regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution's name or contact your financial institution directly.

TO OBTAIN MORE INFORMATION ABOUT THE FUND:


                     (KEYBOARD GRAPHIC)                                            (MOUSE GRAPHIC)
                         BY E-MAIL:                                                ON THE INTERNET:
             American-Beacon.Funds@ambeacon.com                    Visit our website at www.americanbeaconfunds.com

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

                    (TELEPHONE GRAPHIC)                                           (MAILBOX GRAPHIC)
                       BY TELEPHONE:                                                   BY MAIL:
                    Institutional Class                                         American Beacon Funds
                    Call (800) 658-5811                                    4151 Amon Carter Blvd., MD 2450
                       AMR Class(SM)                                             Fort Worth, TX 76155
                    Call (800) 345-2345
            PlanAhead Class(R) and Service Class
                    Call (800) 388-3344

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
       AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES                     AVAILABILITY OF PROXY VOTING POLICY AND RECORDS
In addition to the Schedule of Investments provided in each        A description of the policies and procedures that the Funds
semi-annual and annual report, each Fund files a complete          use to determine how to vote proxies relating to portfolio
schedule of its portfolio holdings with the Securities and         securities is available in each Fund's Statement of
Exchange Commission ("SEC") on Form N-Q as of the first and        Additional Information, which may be obtained free of charge
third fiscal quarters. The Funds' Forms N-Q are available on       by calling 1-800-967-9009 or by accessing the SEC's website
the SEC's website at www.sec.gov. The Forms N-Q may also be        at www.sec.gov. Each Fund's proxy voting record for the most
reviewed and copied at the SEC's Public Reference Room, 450        recent year ended June 30 is filed annually with the SEC on
Fifth Street, NW, Washington, DC 20549. Information                Form N-PX. The Funds' Forms N-PX are available on the SEC's
regarding the operation of the SEC's Public Reference Room         website at www.sec.gov. Each Fund's proxy voting record may
may be obtained by calling 1-800-SEC-0330. A complete              also be obtained by calling 1-800-967-9009.
schedule of each Fund's portfolio holdings is also available on the Funds' website (www.americanbeaconfunds.com)
approximately thirty days after the end of each fiscal
quarter.

FUND SERVICE PROVIDERS:

    CUSTODIAN                     TRANSFER AGENT                     INDEPENDENT            DISTRIBUTOR
    STATE STREET BANK AND TRUST   BOSTON FINANCIAL DATA SERVICES     REGISTERED PUBLIC      FORESIDE FUND SERVICES
    Boston, Massachusetts         Kansas City, Missouri              ACCOUNTING FIRM        Portland, Maine
                                                                     ERNST & YOUNG LLP
                                                                     Chicago, Illinois

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current prospectus.
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American Airlines, Inc. is not responsible for investments made in the American
Beacon Funds. American Beacon Funds is a service mark of AMR Corporation. American Beacon International Equity Fund is a service mark of American Beacon Advisors, Inc.
AR 10/05
535723


ITEM 2. CODE OF ETHICS.
The Trust has adopted a code of ethics that applies to its principal executive and financial officers (the "Code"). The Trust did not amend the Code nor did it grant any waivers to the provisions of the Code during the period covered by the shareholder report presented in Item 1. The Code is filed herewith as
Exhibit 99.CODE ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Trust's Board of Trustees has determined that Stephen O'Sullivan, a member of the Trust's Audit and Compliance Committee, is an "audit committee financial expert" as defined in Form N-CSR. Mr. O'Sullivan is "independent" as defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)

Audit Fees     Fiscal Year Ended
----------     -----------------
  $66,344         12/31/2003
  $41,448*        10/31/2004
  $72,322*        12/31/2004
  $40,987         10/31/2005

* Revised to include additional audit fees assessed in 2005 relating to 2004 audit

(b)

Audit-Related Fees    Fiscal Year Ended
------------------    -----------------
      $0                 12/31/2003
      $3,500*            10/31/2004
      $0                 12/31/2004
      $0                 10/31/2005

* For review of the registration statement of a feeder fund to the Trust

(c)

Tax Fees     Fiscal Year Ended
--------     -----------------
 $3,000*        12/31/2003
 $24,000**      10/31/2004
 $0             12/31/2004
 $9,602***      10/31/2005

* For review of 2002 tax returns
** For professional services related to the collectibility of tax reclaims in France
*** For review of 2003 and 2004 tax returns

(d)

All Other Fees     Fiscal Year Ended
--------------     -----------------
     $0               12/31/2003
     $0               10/31/2004
     $0               12/31/2004
     $0               10/31/2005

(e)(1) Pursuant to its charter, the Trust's Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust's principal accountant:

        - to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts' financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;
        - to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser ("adviser affiliate") that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;
        - to conside whether the non-audit services provided by a Trust's auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor's independence;
        - to review the arrangements for and scope of the annual audit and any special audits; and
        - to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     Not applicable.

(g)

Aggregate Non-Audit Fees for Services Rendered to the:
------------------------------------------------------
                        Adviser's Affiliates Providing
Registrant   Adviser    Ongoing Services to Registrant     Fiscal Year Ended
----------   -------    ------------------------------     -----------------
  $3,000       $0                   N/A                       12/31/2003
  $27,500      $0                   N/A                       10/31/2004
  $0           $0                   N/A                       12/31/2004
  $9,602       $0                   N/A                       10/31/2005

(h)     Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
The schedules of investments for the International Equity Portfolio of the American Beacon Master Trust are included in the American Beacon Funds shareholder report presented in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust's Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11. CONTROLS AND PROCEDURES.
     (a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

     (b) There were no changes in the Trust's internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

ITEM 12. EXHIBITS.
     (a)(1) Filed herewith as EX-99.CODE ETH.

     (a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

     (a)(3) Not applicable.

     (b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Master Trust

By /s/ William F. Quinn
   --------------------
   William F. Quinn
   President

Date: January 6, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ William F. Quinn
   --------------------
   William F. Quinn
   President

Date: January 6, 2006


By /s/ Rebecca L. Harris
   ---------------------
   Rebecca L. Harris
   Treasurer

Date: January 6, 2006